UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2010
EVANS BANCORP, INC.
(Exact name of Registrant as specified in its charter)

New York	0-18539	161332767

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
14 North Main Street, Angola, NY 14006
(Address of principal executive offices)
(716) 926-2000
Registrant’s telephone number, including area code
Not Applicable
(Former Name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events.
     On May 3, 2010, Evans Bancorp, Inc. issued a press release announcing its intention to offer shares of its common stock in a public offering to be underwritten by Sandler O’Neill & Partners, L.P. pursuant to a shelf registration statement filed on March 26, 2010. A copy of that press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit Number	Description
Exhibit 99.1	Press Release dated May 3, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS BANCORP, INC.
Date: May 3, 2010	By:	/s/ David J. Nasca
		Name:	David J. Nasca
		Title:	President and Chief Executive Officer

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